UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2017

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On March 1, 2017, MPLX LP (the “Partnership”) entered into a Membership Interests Contributions Agreement (the “Contributions Agreement”) with MPLX GP LLC, MPLX Logistics Holdings LLC, MPLX Holdings Inc. and MPC Investment LLC (“MPC Investment”). Pursuant to the Contributions Agreement, MPC Investment agreed to contribute the outstanding membership interests in Hardin Street Transportation LLC, Woodhaven Cavern LLC and MPLX Terminals LLC through a series of intercompany contributions to the Partnership (the “Transaction”).

Accordingly, in Exhibit 99.1 to this Current Report on Form 8-K we have recast certain information within our Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on February 24, 2017 (the "Previously Filed Annual Report") to reflect the Transaction for all periods presented in the following sections:

Part II, Item 6. Selected Financial Data.
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
Part II, Item 8. Financial Statements and Supplementary Data.

As this Current Report on Form 8-K is being filed only for the purpose described above and only affects the Items specified above, the other information in the Previously Filed Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report or modify or update any related disclosures. Information within the Previously Filed Annual Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.
99.1
Updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data of the MPLX LP Annual Report on Form 10-K for the year ended December 31, 2016.

101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: May 1, 2017	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.
99.1
Updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data of the MPLX LP Annual Report on Form 10-K for the year ended December 31, 2016.

101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.